POWER OF ATTORNEY
Each of the undersigned hereby constitutes and appoints James S. Seevers, Jr. as such undersigned's true and lawful authorized representative and attorney-in-fact to execute for and on behalf of such undersigned and to file with the United States Securities and Exchange Commission and any other authority any Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules promulgated thereunder.
Each of the undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  Each of the undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of such undersigned's responsibilities to comply with Section 16 or any other provision of the 1934 Act.
This Power of Attorney shall remain in full force and effect for each undersigned until the earliest of the date that (i) such undersigned is no longer required to file any Forms 3, 4 and 5, (ii) this Power of Attorney is revoked by such undersigned in a signed writing delivered to the foregoing attorney-in-fact and (iii) is one year from the date hereof.
IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of November 12, 2019.

DB MED INVESTOR I LLC		DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By: Drawbridge Special Opportunities Fund LP, its member manager		By: Drawbridge Special Opportunities GP LLC, its general partner

By: Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ Constantine M. Dakolias	By:	/s/ Constantine M. Dakolias
	Name: Constantine M. Dakolias		Name: Constantine M. Dakolias
	Title: President		Title: President

DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC		DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.

By:	/s/ Constantine M. Dakolias	By:	/s/ Constantine M. Dakolias
	Name: Constantine M. Dakolias		Name: Constantine M. Dakolias
	Title: President		Title: President

DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC		FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC

By:	/s/ Constantine M. Dakolias	By:	/s/ David N. Brooks
	Name: Constantine M. Dakolias		Name: David N. Brooks
	Title: President		Title: General Counsel

FORTRESS OPERATING ENTITY I LP		FIG LLC

By:	/s/ David N. Brooks	By:	/s/ David N. Brooks
	Name: David N. Brooks		Name: David N. Brooks
	Title: Secretary		Title: Secretary

FORTRESS INVESTMENT GROUP LLC		FIG CORP.

By:	/s/ David N. Brooks	By:	/s/ David N. Brooks
	Name: David N. Brooks		Name: David N. Brooks
	Title: Secretary		Title: Secretary